================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 2, 2007

                                 FUEL TECH, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 001-330594                  20-5657551
 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                                 FUEL TECH, INC.
                               512 KINGSLAND DRIVE
                             BATAVIA, IL 60510-2299
                                  630-845-4500

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISION:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

               SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

         On August 2, 2007, the Board of Fuel Tech, Inc. (the "Company") amended its By-Laws to add a new provision to provide for the direct registration of the capital stock of the Company. The text of the By-Law amendment is attached as
Exhibit 3(ii) to this periodic report on Form 8-K.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Fuel Tech, Inc.


Dated: August 9, 2007                              By:  /s/ C. W. Grinnell
                                                       Charles W. Grinnell
                                                       Corporate Secretary